Fair Value Measurements (Details) - Schedule of company determined the fair value of the SVB March 2021 Note common stock warrants at issuance using the Black-Scholes option-pricing model - SVB March 2021 Note Common Stock Warrants [Member]
	3 Months Ended	6 Months Ended
	Mar. 31, 2021	Jun. 30, 2022
Fair Value Measurements (Details) - Schedule of company determined the fair value of the SVB March 2021 Note common stock warrants at issuance using the Black-Scholes option-pricing model [Line Items]
Expected dividend rate	0.00%	0.00%
Risk-free interest rate	1.74%	1.74%
Expected volatility	47.00%	47.00%
Expected term (in years)	10 years	10 years